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                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                           ------------

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      January 1, 1997
                                                    ------------------------

                  Union Pacific Railroad Company
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      (Exact Name of Registrant as Specified in its Charter)


          Utah                     1-01324                     13-6400825
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(State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)           File Number)          Identification No.)


1416 Dodge Street, Omaha, Nebraska                            68179
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (402) 271-5000


                               N/A
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   Former Name or Former Address, if Changed Since Last Report

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Item 2.     Acquisition or Disposition of Assets.
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     Pursuant to an Agreement and Plan of Merger, dated as of November 21,
1996, Missouri Pacific Railroad Company, a Delaware corporation ("MPRR"), was merged (the "Merger") with and into Union Pacific Railroad Company, a Utah corporation ("UPRR"), with UPRR continuing as the surviving corporation under the name "Union Pacific Railroad Company." Immediately prior to the Merger, MPRR was a direct wholly-owned subsidiary of Union Pacific Corporation ("UPC") and UPRR was at that time and currently is an indirect, wholly-owned subsidiary of UPC. As a result of the Merger, all of the outstanding capital shares of MPRR, which consisted of 920 shares of MPRR Common Stock, par value $1.00 per share, and 80 shares of MPRR Class A Stock, par value $1.00 per share, were converted into 19,152,560 shares of Common Stock, $10.00 par value per share, of UPRR (the "UPRR Common Stock") and 1,665,440 shares of Class A Stock, $10.00 par value per share, of UPRR (the "UPRR Class A Stock"), respectively. In addition, in connection with the Merger (i) the 30,467,751.0330599272 shares of UPRR Common Stock owned by UPC immediately prior to the Merger were converted into 28,030,376 shares of UPRR Common Stock and 2,437,424 shares of UPRR Class A Stock and (ii) the 8,399,641.6728231457 shares of UPRR Common Stock owned by Chicago and North Western Transportation Company ("CNWT") immediately prior to the Merger were converted into 7,727,632 shares of UPRR Common Stock and 671,968 shares of UPRR Class A Stock. CNWT is an indirect wholly-owned subsidiary of UPC.

     The foregoing shares of UPRR Common Stock and UPRR Class A Stock were issued upon conversion or exchange in connection with the Merger so that the number of outstanding shares of UPRR Class A Stock following the Merger would equal 8% of the aggregate number of outstanding shares of both UPRR Common Stock and UPRR Class A Stock. As a result of the Merger, the capital stock of UPRR is now owned 85.9% by UPC and 14.1% by CNWT.

     As a result of the Merger, UPRR will assume all of the indebtedness and other obligations of MPRR. In addition, MPRR will cease filing reports under the Securities Exchange Act of 1934 following the Merger and UPRR will become the successor reporting issuer.

     Prior to the Merger, MPRR was a Class I Railroad which operated as a unified system with the railroad operations of UPRR. UPRR intends to continue such operations following the Merger.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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      (a) Financial Statements of Business Acquired.  The historical financial statements of UPRR and its subsidiary companies required to be reported in this Current Report on Form 8-K will be filed by UPRR by an amendment to this Report no later than March 17, 1997.

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      (b) Pro Forma Financial Information.   The pro forma financial
information required to be reported in this Current Report on Form 8-K will be filed by UPRR by an amendment to this Report no later than March 17, 1997.

      (c) Exhibits.
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      2   Agreement and Plan of Merger, dated as of November 21, 1996, between Missouri Pacific Railroad Company and Union Pacific Railroad Company.

      3.1 Amended and Restated Articles of Incorporation of Union Pacific Railroad Company, effective as of January 1, 1997.

      3.2 By-Laws of Union Pacific Railroad Company, as amended effective as of November 21, 1996.

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, UPRR has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 1997


                                   UNION PACIFIC RAILROAD COMPANY


                                   By: /s/ James R. Young
                                      ----------------------------
                                        James R. Young
                                        Vice President- Finance & Quality



                                   By: /s/ Joseph E. O'Connor, Jr.
                                      ----------------------------
                                        Joseph E. O'Connor, Jr.
                                        Chief Accounting Officer


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                          EXHIBIT INDEX

   Exhibit                      Description
   -------                      -----------

     2 Agreement and Plan of Merger, dated as of November 21, 1996, between Missouri Pacific Railroad Company and Union Pacific Railroad Company.

     3.1 Amended and Restated Articles of Incorporation of Union Pacific Railroad Company, effective as of January 1, 1997.

     3.2 By-Laws of Union Pacific Railroad Company, as amended effective as of November 21, 1996.